UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 17, 2006

FEDERAL HOME LOAN BANK OF SAN FRANCISCO
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51398	94-6000630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 California Street
San Francisco, CA 94108
(Address of principal executive offices, including zip code)

(415) 616-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

     On March 17, 2006, the Federal Home Loan Bank of San Francisco is sending to its members a communication and a Q&A about the Federal Housing Finance Board's proposed rule to change the capital structure of the FHLBanks. Attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K are copies of the related member communication and Q&A. The information being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and the information contained in Exhibits 99.1and 99.2 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

     (c)  Exhibits

           Exhibit Number

           99.1  Bulletin No. 1209 (Federal Housing Board Issues Proposed Rule To Change the Capital Structure of the FHLBanks), dated March 17, 2006, issued by the Federal Home Loan Bank of San Francisco

          99.2  Q&A (Proposed Rule: Capital Structure of the FHLBanks), dated March 17, 2006, issued by the Federal Home Loan Bank of San Francisco

Signature(s)

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of San Francisco

Date: March 17, 2006	By: /s/ Steven T. Honda
Steven T. Honda Senior Vice President and Chief Financial Officer

Exhibit Index

           Exhibit Number

           99.1   Bulletin No. 1209 (Federal Housing Board Issues Proposed Rule To Change the Capital Structure of the FHLBanks), dated March 17, 2006, issued by the Federal Home Loan Bank of San Francisco

          99.2   Q&A (Proposed Rule: Capital Structure of the FHLBanks), dated March 17, 2006, issued by the Federal Home Loan Bank of San Francisco